EXHIBIT 10.3

FIRST AMENDMENT TO TERM NOTE

THIS FIRST AMENDMENT TO TERM NOTE (this “Amendment”) dated as of January 31, 2013, is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JP Morgan Chase Bank N.A. (the “Lender”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower has heretofore issued in favor of Lender that certain Term Note dated as of September 4, 2012 (the “Term Note”) in connection with the Credit Agreement entered into between the Borrower and the Lender as of September 4, 2012;

WHEREAS, the Borrower has requested, and the Lender has agreed, for the aggregate amount that may be borrowed under the Term Note to be increased to $16,600,000 and have concurrently herewith entered into an amendment to the Credit Agreement to provide for such increase; and

WHEREAS, the parties desire to amend the Term Note to provide that the borrowed amount under the Term Loan has been increased.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1                     Defined Terms.  Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Term Note, as amended by this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1.                    Principal amount.  Each reference in the Term Note to the principal amount of “$13,000,000” shall be amended to read “$16,600,000.”

SECTION 2.2.  The section in the Term Note captioned “Principal Payments” shall be amended and restated in its entirety to read as follows:

“Principal payments.  The Borrower shall repay the principal amounts of this Note on a quarterly basis, commencing on November 30, 2012 and continuing on the last day of each February, May, August and November thereafter through August 31, 2017, in equal principal installments of (A) $650,000 for the payment dates up to and including February 28, 2013 and (B) $886,111.10 thereafter.”

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1                     Ratification of and References to the Promissory Note.  This Amendment shall be deemed to be an amendment to the Term Note, and the Term Note, as amended hereby, shall continue in full force and effect and is hereby ratified, reaffirmed, approved and confirmed in each and every respect.  All references to the Term Note in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Term Note as amended hereby.

SECTION 3.2                     Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3                     Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4                     Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.5                     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 3.6                     Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower has executed this Amendment on the date first above written.

BORROWER

Cherokee Inc.

By:	/s/ Howard Siegel
	Name:	Howard Siegel
	Title:	COO

By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	CFO

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